Exhibit 10.2

FORM OF AMENDMENT NO. 5 TO LOAN FINANCING AND SERVICING AGREEMENT (this “Amendment), dated as of December 12, 2019 (the “Fifth Amendment Effective Date”), among New Mountain Finance DB, L.L.C., as borrower (the “Borrower”), Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”), New Mountain Finance Corporation, as equityholder (the “Equityholder”) and as servicer (the “Servicer”), U.S. Bank National Association, as collateral agent (in such capacity, the “Collateral Agent”) and collateral custodian (in such capacity, the “Collateral Custodian”) and DBNY, KeyBank National Association (“KeyBank”), Customers Bank (“Customers”), Hitachi Capital America Corp. (“Hitachi”) and Citizens Bank, N.A. (“Citizens”), each as an agent (an “Agent”) and as a committed lender (a “Lender”).

WHEREAS, the parties hereto are party to the Loan Financing and Servicing Agreement, dated as of December 14, 2018 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Servicer, the Equityholder and the Borrower hereby request that the Facility Agent, the Lenders, the Collateral Agent and the Collateral Custodian amend the Loan Agreement as set forth herein;

WHEREAS, the Facility Agent and each Lender hereby request, direct and consent to the Collateral Agent and the Collateral Custodian amending the Loan Agreement as set forth herein; and

WHEREAS, the Borrower, the Servicer, the Facility Agent, each Lender, the Collateral Agent and the Collateral Custodian have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.      Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1.       Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix hereto.

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ARTICLE III

SECTION 3.1.       On the Fifth Amendment Effective Date and after giving effect to this Amendment, the Commitments are as set forth on Schedule 1 to this Amendment and the Advances Outstanding are allocated as set forth on Schedule 2 to this Amendment.

ARTICLE IV

Conditions to Effectiveness

SECTION 4.1.        This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)      the execution and delivery of this Amendment by the Borrower, the Servicer, the Equityholder, the Facility Agent, each Lender, the Collateral Agent and the Collateral Custodian;

(b)      the Facility Agent shall have received certified copies of the resolutions of the board of managers (or similar items) of the Borrower and the Servicer approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;

(c)      the Facility Agent shall have received a good standing certificate for each of the Borrower and the Servicer issued by the applicable official body of its jurisdiction of organization;

(d)      the Facility Agent shall have received the executed legal opinion of Schulte Roth & Zabel LLP, counsel to the Borrower and the Servicer, in form and substance acceptable to the Facility Agent in its reasonable discretion covering such matters as the Facility Agent may reasonably request; and

(e)      all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full.

ARTICLE V

Representations and Warranties

SECTION 5.1.       The Borrower hereby represents and warrants to the Facility Agent and the Lenders that, as of the date first written above, (i) no Facility Termination Event, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

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ARTICLE VI

Miscellaneous

SECTION 6.1.      Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.2.       Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3.       Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes.

SECTION 6.4.       Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.5.       Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NEW MOUNTAIN FINANCE DB, L.L.C., as Borrower

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

NEW MOUNTAIN FINANCE CORPORATION, as Equityholder and as Servicer

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

CUSTOMERS BANK, as an Agent and as a Committed Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

KEYBANK NATIONAL ASSOCIATION, as an Agent and as a Committed Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

HITACHI CAPITAL AMERICA CORP., as an Agent and as a Committed Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

CITIZENS BANK, N.A., as an Agent and as a Committed Lender

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

U.S. BANK NATIONAL ASSOCIATION,as Collateral Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,as Collateral Custodian

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan Financing and Servicing Agreement]

Appendix

Amendments to the Loan Agreement

SCHEDULE 1

COMMITMENTS

Lender	Commitment
Deutsche Bank AG, New York Branch	$100,000,000
KeyBank National Association	$75,000,000
Customers Bank	$35,000,000
Hitachi Capital America Corp.	$20,000,000
Citizens Bank, N.A.	$50,000,000